Key developments	6 Months Ended
Jun. 30, 2023
Key developments
Key developments

4. Key developments

a.Acquisition of Agbaou Royalty

On June 23, 2023, the Company entered into an agreement with Auramet Capital Partners, L.P. (“Auramet”) for the acquisition of the 2.5% net smelter return (“NSR”) royalty it held on the Agbaou mine in Côte d’Ivoire, operated by Allied Gold Corp (“Agbaou Royalty”). The NSR royalty provides Triple Flag with an entitlement to 2.5% of net smelter returns from future production at the Agbaou mine. Triple Flag acquired the Agbaou Royalty for a total consideration of $15,463 of which $13,500 was paid in cash and remaining paid through in-kind contribution of an asset held by the Company. The Agbaou Royalty was recorded as mineral interest.

b.Acquisition of Maverix Metals Inc.

January 19, 2023
Cash and cash equivalents	$4,080
Amounts receivable	5,869
Inventory	1,261
Financial Assets	47,494
Mineral Interest	587,817
Loan receivable	10,231
Amounts payable and other liabilities	(11,133)
Lease obligation	(460)
Income tax payable	(351)
Total assets acquired, net of liabilities assumed	$644,808

Number of Triple Flag shares issued to Maverix shareholders	45,097,390
Value of Triple Flag shares issued to Maverix shareholders	491,111
Cash consideration paid to Maverix shareholders	86,666
Cash paid to retire Maverix credit facility	46,608
Maverix share options exchanged for Triple Flag replacement share options[1]	6,709
Maverix warrants exercisable for 1,800,000 Triple Flag shares	7,938
Transaction costs	5,776
Purchase consideration	$644,808

[1]Valued using Black Scholes.

On January 19, 2023, the Company acquired all of the issued and outstanding common shares of Maverix pursuant to the terms of an arrangement agreement dated November 9, 2022 (the “Agreement”). Pursuant to the Agreement, Maverix shareholders had the option to receive either 0.36 of a TF Precious Metals common share or $3.92 in cash per Maverix common share, in each case subject to pro-ration such that the aggregate cash consideration would not exceed 15% of the total consideration and the aggregate share consideration does not exceed 85% of the total consideration. In addition, (i) holders of options to acquire Maverix Shares received fully vested replacement options to acquire Triple Flag Shares; and (ii) the restricted share units (“RSUs”) of Maverix outstanding immediately prior to the effective time of the transaction, whether vested or unvested, were assigned and transferred by the holder to Maverix in exchange for a cash payment and each RSU was immediately cancelled. The outstanding Maverix warrants (the “Maverix Warrants”) (5,000,000 Maverix share warrants outstanding with an exercise price of $3.28 per Maverix Share outstanding as of the closing date) were automatically adjusted in accordance with their terms, such that if and when exercised, Maverix warrant holders would receive a total of 1,800,000 Triple Flag shares at an exercise price of $9.11 per Triple Flag Share. The Maverix Warrants were exercised on April 12, 2023. In connection with the closing, Triple Flag paid $86,666, issued 45,097,390 common shares to all former Maverix shareholders and incurred $5,776 of transaction costs. The transaction was recorded during the first quarter of 2023. Following the completion of the acquisition, Maverix Metals Inc. became a wholly-owned subsidiary of Triple Flag.

The transaction was accounted for as an asset acquisition on January 19, 2023, with mineral interests of $587,817. The other net assets acquired in the transaction included cash and cash equivalents, amounts receivable, prepaid gold interests and loans receivable of approximately $68,935, amounts payable and other liabilities, lease liabilities and income tax payable of $11,944. The other liabilities included change of control under the terms of Maverix’s employment agreements.